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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 13, 2002



                            Vie Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                      1-11747                22-6650372
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
          incorporation)                                     Identification No.)


     1835 Market Street, Suite 420, Philadelphia, PA                 19103
        (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (215) 789-3300



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Items

Board of Director Changes

         Effective as of December 13, 2002, Howard J. Schwartz was appointed to the Board of Directors of Vie Financial Group, Inc. ("Vie" or the "Company"). Mr. Schwartz is currently the Chairman and Chief Executive Officer of Harborview, LLC, a firm providing floor brokerage services to Instinet and Lynch, Jones & Ryan, Inc. ("LJR"), a wholly-owned subsidiary of Instinet and a company specializing in commission recapture programs for institutions. Mr. Schwartz was formerly the Chairman and Chief Executive Officer of LJR. Effective as of December 31, 2002, James R. Boris resigned as a director of the Company and all committees of the Company's Board of Directors on which he served. Mr. Boris took this action as a result of his recent election as a public director of the Chicago Board Options Exchange, which restricts its public directors from also serving as a director of a company that has broker-dealer affiliations.

Loan Agreement

         On December 30, 2002, Vie entered into a loan agreement that provides $2.4 million in principal amount to Vie and requires Vie to issue and sell notes and warrants to the lenders (the "Loan Agreement"). The Loan Agreement was executed by and between Vie and SOFTBANK Capital Partners LP, SOFTBANK Capital Advisors Fund LP and SOFTBANK Capital LP, each a Delaware limited partnership (each, a "Lender" and, collectively, "Softbank"), and Draper Fisher Jurvetson ePlanet Ventures L.P., a Cayman Islands limited partnership, Draper Fisher Jurvetson ePlanet Partners Fund, LLC, a California limited liability company, and Draper Fisher Jurvetson ePlanet Ventures GmbH & Co. KG, a German partnership (each, a "Lender" and, collectively, "Draper Fisher", and, together with Softbank, the "Lenders"). The Lenders are investors in entities that own or control a majority of the Company's outstanding Common Stock. Directors designated by the Lenders, these entities or their affiliates recused themselves from consideration of the Loan Agreement and the transaction. The Loan Agreement and the terms of the transaction were approved by a majority of disinterested directors.

         In accordance with the Loan Agreement, Vie issued Softbank notes with an aggregate principal loan amount of $1.4 million, and issued notes to Draper Fisher with an aggregate principal loan amount of $1 million. Each Lender's note will be due and payable on May 4, 2006 and will accrue simple interest at 8% per annum. Vie may prepay the loan at any time without penalty on 30 days prior written notice to the Lenders. The notes are subordinate and junior in all respects to the promissory note, dated as of May 3, 2002, to RGC International Investors (the "RGC Note") to the extent required by the terms of the RGC Note. Lenders may convert all or any portion of the outstanding loan amount into a number of shares of Vie common stock equal to such portion of the loan amount so converted divided by a conversion price of $0.0448 (the price at which OptiMark Innovations Inc. acquired shares of Vie on May 7, 2002, the "OII Transaction") (such conversion, the "Final Conversion").

         Additionally, upon completion of any issuance and sale of equity securities of Vie (an "Additional Financing") during the term of the loan, Lenders may convert the outstanding principal amount and accrued and unpaid interest, in whole or in part, into securities of the same class as those issued and sold in such Additional Financing (the "Optional Conversion") at a

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conversion price equal to the price paid by the purchasers of the Additional
Financing. The Lenders shall have 30 days from the later of (i) the closing date of such Additional Financing and (ii) the date the Lenders are given written notice of such Additional Financing to exercise their Optional Conversion rights with respect to the securities issues in the Additional Financing. If the Lenders do not exercise their Optional Conversion rights within such 30 day period, then such rights will expire with respect to the applicable Additional Financing.

         The conversion prices for the Final and Optional Conversions will be subject to anti-dilution adjustment in the event of stock dividends, stock splits and combinations, and to broad-based, weighted -average anti-dilution adjustment with respect to any equity issuance (including warrants exercisable for common stock) to vendors, service providers or sales representatives of Vie in an aggregate amount with respect to all such issuances not in excess of 2% of the shares of common stock outstanding on December 30, 2002. In the event securities of Vie are not available for the Final or Optional Conversions, upon such conversions, the loan will convert, on an interim basis, into shares of a new series of preferred stock of Vie designed to have voting and economic rights substantially equivalent to such unavailable securities. Vie has committed to use its best efforts to cause its certificate of incorporation to be amended promptly to permit the loan and such preferred stock to convert into an equivalent number of shares of Vie's common stock.

         In connection with the Loan Agreement, Vie has issued to the Lenders warrants to purchase a number of shares of common stock equal to $400,000 divided by the Exercise Price (as defined below). The exercise price of the warrants (the "Exercise Price") shall be $0.0448 per share, unless Vie completes the issuance and sale of shares of common stock (or securities convertible into the common stock) by or before June 30, 2003 for gross proceeds of at least $2 million, after which time the Exercise Price shall be the lowest price per share at which shares of common stock are issued and sold (or convertible upon conversion of securities issued and sold) in such financing. In addition, the Exercise Price is subject to anti-dilution adjustments in the event of stock dividends, stock splits and combinations, and to broad-based, weighted-average anti-dilution adjustments with respect to subsequent issuances of common stock at a price per share that is less than the applicable Exercise Price. The warrants will expire on December 30, 2005.

         Vie will use the proceeds from the Loan Agreement for working capital, but has agreed with Softbank to use approximately $387,000 of the proceeds from the Softbank notes to satisfy the Company's outstanding obligation to reimburse the reasonable fees and expenses of Softbank's special counsel incurred in the OII Transaction.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)  Not Applicable
      (b)  Not Applicable
      (c)  Exhibits

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Exhibit
  No.                               Description
  ---                               -----------
  4.1 Promissory Note for principal amount of $699,972 dated as of December 30, 2002 issued by Vie to SOFTBANK Capital Partners LP.
  4.2 Promissory Note for principal amount of $687,946 dated as of December 30, 2002 issued by Vie to SOFTBANK Capital LP.
  4.3 Promissory Note for principal amount of $12,082 dated as of December 30, 2002 issued by Vie to SOFTBANK Capital Advisors Fund LP.
  4.4 Promissory Note for principal amount of $963,000 dated as of December 30, 2002 issued by Vie to Draper Fisher Jurvetson ePlanet Ventures L.P.
  4.5 Promissory Note for principal amount of $20,000 dated as of December 30, 2002 issued by Vie to Draper Fisher Jurvetson ePlanet Partners Fund, LLC.
  4.6 Promissory Note for principal amount of $17,000 dated as of December 30, 2002 issued by Vie to Draper Fisher Jurvetson ePlanet Ventures Gmbh & Co. KG.
  4.7 Warrant to Purchase Shares of Stock of Vie issued to SOFTBANK Capital Partners LP, dated as of December 30, 2002.
  4.8 Warrant to Purchase Shares of Stock of Vie issued to SOFTBANK Capital LP, dated as of December 30, 2002.
  4.9 Warrant to Purchase Shares of Stock of Vie issued to SOFTBANK Capital Advisors Fund LP, dated as of December 30, 2002.
  4.10 Warrant to Purchase Shares of Stock of Vie issued to Draper Fisher Jurvetson ePlanet Ventures L.P., dated as of December 30, 2002.
  4.11 Warrant to Purchase Shares of Stock of Vie issued to Draper Fisher Jurvetson ePlanet Partners Fund, LLC, dated as of December 30, 2002.
  4.12 Warrant to Purchase Shares of Stock of Vie issued to Draper Fisher ePlanet Ventures GmbH & Co. KG, dated as of December 30, 2002.
  10.1 Loan Agreement dated as of December 30, 2002 by and among Vie and the Lenders.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 3, 2003

                                            Vie Financial Group, Inc.


                                            By: /s/ James S. Pak
                                               ---------------------------------
                                               Name: James S. Pak
                                               Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
  No.                               Description
  ---                               -----------
  4.1 Promissory Note for principal amount of $699,972 dated as of December 30, 2002 issued by Vie to and SOFTBANK Capital Partners LP.
  4.2 Promissory Note for principal amount of $687,946 dated as of December 30, 2002 issued by Vie to SOFTBANK Capital LP.
  4.3 Promissory Note for principal amount of $12,082 dated as of December 30, 2002 issued by Vie to SOFTBANK Capital Advisors Fund LP.
  4.4 Promissory Note for principal amount of $963,000 dated as of December 30, 2002 issued by Vie to Draper Fisher Jurvetson ePlanet Ventures L.P.
  4.5 Promissory Note for principal amount of $20,000 dated as of December 30, 2002 issued by Vie to Draper Fisher Jurvetson ePlanet Partners Fund, LLC.
  4.6 Promissory Note for principal amount of $17,000 dated as of December 30, 2002 issued by Vie to Draper Fisher Jurvetson ePlanet Ventures Gmbh & Co. KG.
  4.7 Warrant to Purchase Shares of Stock of Vie issued to SOFTBANK Capital Partners LP, dated as of December 30, 2002.
  4.8 Warrant to Purchase Shares of Stock of Vie issued to SOFTBANK Capital LP, dated as of December 30, 2002.
  4.9 Warrant to Purchase Shares of Stock of Vie issued to SOFTBANK Capital Advisors Fund LP, dated as of December 30, 2002.
  4.10 Warrant to Purchase Shares of Stock of Vie issued to Draper Fisher Jurvetson ePlanet Ventures L.P., dated as of December 30, 2002.
  4.11 Warrant to Purchase Shares of Stock of Vie issued to Draper Fisher Jurvetson ePlanet Partners Fund, LLC, dated as of December 30, 2002.
  4.12 Warrant to Purchase Shares of Stock of Vie issued to Draper Fisher ePlanet Ventures GmbH & Co. KG, dated as of December 30, 2002.
  10.1 Loan Agreement dated as of December 30, 2002 by and among Vie and the Lenders.

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